UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2022

MARATHON DIGITAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36555	01-0949984
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1180 North Town Center Drive, Suite 100
Las Vegas, NV	89144
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 804-1690

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MARA	The Nasdaq Capital Market

Item 5.02 Appointment of Executive Officers

Effective November 21, 2022, John Lee was appointed Chief Accounting Officer of the Company.

Mr. Lee is a CPA who brings to Marathon over 30 years of diversified accounting and finance experience including having served as :

●	Vice President – Corporate Controller at Wakefern Food Corporation (2022)
●	Vice President – Financial Operations and Financial Planning at AmeriGas Propane, Inc. (2016 – 2021)
●	Senior Vice President - Controller / Shared Services (2012-1016), Senior Vice President – CAO & Controller (2010-2012) and Vice President – Corporate Accounting (2001 – 2010) at Ascena Retail Group (Formerly Charming Shoppes, Inc.)
●	Senior Manager (as well as other positions of increasing responsibility) during his ten years in public accounting at Ernst and Young, LLP (1991-2001)

Mr. Lee holds a CPA certification in the State of Pennsylvania and a bachelor of science in Commerce Engineering with a concentration in Accounting and Finance from Drexel University.

Effective the same date, the Company entered into an Executive Employment Agreement with Mr. Lee. The Agreement has a term of three years and automatically renews for successive one year terms unless either party provides notice of nonrenewal at least 90 days prior to the end of the initial term or any renewal term. Lee’s annual base salary is $300,000 with annual 3% cost of living increases and bonuses at the discretion of the Company’s Board of Directors. Mr. Lee was also granted a signing bonus of $35,000. Mr. Lee has been provided with a grant of 120,000 restricted stock units (“Initial Executive Award”), subject to the vesting schedule displayed below (“Executive Vesting Schedule”). For avoidance of doubt: vesting of the Compensation Shares shall vest 33.33% (30,000 restricted stock units “rsus”)) on October 31, 2023, and the remaining 90,000 rsus will vest 8.33% (12,500 rsus) every three months, thereafter, for eight consecutive calendar quarters. In the event of a Change of Control, the remaining unvested rsus will vest immediately. Mr. Lee may also receive additional grants of restricted stock units, and any such grant shall vest in four equal amounts on the date of grant and the three successive three month anniversaries thereof. In the event of a change in control, all RSUs vest immediately. Mr. Lee is entitled to 25 paid vacation days per year and is entitled to participate in all Company benefit plans per standard Company policy.

Upon any termination of the Agreement, Mr. Lee is entitled to compensation and reimbursement of expenses through the date of termination as well as payment for any accrued and unpaid vacation days. If the termination is other than for cause, Mr.Lee’s outstanding RSUs shall immediately vest. Upon a termination not for cause by the Company or by Mr. Lee with good reason or within 180 days of a change in control, he shall receive the greater of his remaining base salary for the remaining term of the Agreement and 12 months base salary plus benefits. The Agreement contains customary and usual definitions of termination for cause and good reason.

The Annual Bonus, and any and all stock based compensation (such as options and equity awards) (collectively, the “Clawback Benefits”) shall be subject to “Clawback Rights” as follows: during the period that the Executive is employed by the Company and upon the termination of the Executive’s employment and for a period of three (3) years thereafter, if there is a restatement of any financial results from which any metrics were determined to be achieved which were the basis of the granting and calculation of such Clawback Benefits to the Executive, the Executive agrees to repay any amounts which were determined by reference to any Company financial results which were later restated (as defined below), to the extent the Clawback Benefits amounts paid exceed the Clawback Benefits amounts that would have been paid, based on the restatement of the Company’s financial information.

Also on November 21, 2022, Sim Salzman resigned as the Company’s Chief Accounting Officer. Mr. Salzman will remain with the Company as VP – Finance through April 1, 2023 to ensure a smooth transition and continued continuity in the Company’s accounting and reporting processes through its year end closing. Mr. Salzman has chosen to leave the Company to pursue other interests effective April 1, 2023 in accordance with his employment agreement with the Company. The terms of his severance are still being reviewed with the Company.

Item 9.01 Exhibits

10.1	Executive Employment Agreement for John Lee
104	Inline XBRL

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward-looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 28, 2022

MARATHON DIGITAL HOLDINGS, INC.

By:	/s/ Hugh Gallagher
Name:	Hugh Gallagher
Title:	Chief Financial Officer